                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)        September 17, 1999
                                                           ------------------

                     FIRST USA BANK, NATIONAL ASSOCIATION
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            (Exact name of registrant as specified in its charter)

           (As Servicer on behalf of FIRST CHICAGO MASTER TRUST II)



Laws of the United States                        0-16337                       51-0269396
------------------------------                   -------                       ----------
(State or other jurisdiction             (Commission File Number)   (IRS Employer Identification
 of incorporation or                                                            Number)
 organization)


201 North Walnut Street, Wilmington, Delaware                             19801
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(Address of principal executive offices)                              (Zip Code)


                302/594-4117
-------------------------------------------------------
Registrant's telephone number, including area code

FCC National Bank
One Gateway Center, 300 King Street, Wilmington, Delaware 19801
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(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events

     Effective September 17, 1999, First USA Bank, National Association ("First USA"), was merged with and into FCC National Bank an affiliated national banking association, and the surviving entity. The surviving entity was renamed "First USA Bank, National Association".

     In September 1999, First USA converted the credit card receivable portfolio of the former FCC National Bank, including the receivables in the First Chicago Master Trust II (the "Trust"), from an in-house processing system to First Data Resources, Inc. ("FDR"). As a result of the processing system conversion, the October 12, 1999 reports of the Trust reflect higher Collections allocated to Principal Receivables as well as a higher aggregate Interchange Amount. The higher collections of Principal Receivables is due to the change in the collection period for the Trust from one based on billing cycles to a calendar month basis upon the conversion to the FDR system. The higher Interchange Amount reflects the elimination of a lag in the reporting of such amounts that existed in the in-house system. These changes will impact the October 1999 reports only and will not be reflected in future periods.

     The Registrant's hereby incorporated by reference the information contained in Exhibit 28 hereto in response to this Item 5.


Item 7. Financial Statements and Exhibits

     (c)  Exhibits

      28A.  Monthly Servicer's Certificate -
            Floating Rate Asset Backed Certificates Series 1994-J Floating Rate Credit Card Certificates Series 1994-K 7.15% Credit Card Certificates Series 1994-L
            Floating Rate Credit Card Certificates Series 1995-M Floating Rate Credit Card Certificates Series 1995-N Floating Rate Credit Card Certificates Series 1995-O Floating Rate Credit Card Certificates Series 1995-P Floating Rate Asset Backed Certificates Series 1996-Q Floating Rate Asset Backed Certificates Series 1996-R Floating Rate Asset Backed Certificates Series 1996-S Floating Rate Asset Backed Certificates Series 1997-T Floating Rate Asset Backed Certificates Series 1997-U Floating Rate Asset Backed Certificates Series 1998-V Floating Rate Asset Backed Certificates Series 1999-W Floating Rate Asset Backed Certificates Series 1999-X Floating Rate Asset Backed Certificates Series 1999-Y

      28B. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1994-J

      28C. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1994-K

      28D. Certificateholder's Payment Date Statement - First Chicago Master Trust II 7.15% Credit Card Certificates Series 1994-L

      28E. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-M

      28F. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-N

      28G. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-O

      28H. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-P

      28I. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-Q

      28J. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-R

      28K. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-S

      28L. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-T

      28M. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-U

      28N. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1998-V

      28O. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-W

      28P. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-X

      28Q. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-Y

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         FIRST USA BANK, NATIONAL ASSOCIATION
                         As Servicer



                         By: /s/ Tracie H. Klein
                             -------------------------------
                             Name:  Tracie H. Klein
                             Title: First Vice President



Date:  October 15, 1999
       ----------------

                               INDEX TO EXHIBITS


Exhibit Number Description of Exhibit
--------------------------------------------------------------------------------

      28A.  Monthly Servicer's Certificate -
            Floating Rate Asset Backed Certificates Series 1994-J Floating Rate Credit Card Certificates Series 1994-K 7.15% Credit Card Certificates Series 1994-L
            Floating Rate Credit Card Certificates Series 1995-M Floating Rate Credit Card Certificates Series 1995-N Floating Rate Credit Card Certificates Series 1995-O Floating Rate Credit Card Certificates Series 1995-P Floating Rate Asset Backed Certificates Series 1996-Q Floating Rate Asset Backed Certificates Series 1996-R Floating Rate Asset Backed Certificates Series 1996-S Floating Rate Asset Backed Certificates Series 1997-T Floating Rate Asset Backed Certificates Series 1997-U Floating Rate Asset Backed Certificates Series 1998-V Floating Rate Asset Backed Certificates Series 1999-W Floating Rate Asset Backed Certificates Series 1999-X Floating Rate Asset Backed Certificates Series 1999-Y

      28B. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1994-J

      28C. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1994-K

      28D. Certificateholder's Payment Date Statement - First Chicago Master Trust II 7.15% Credit Card Certificates Series 1994-L

      28E. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-M

      28F. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-N

      28G. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-O

      28H. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-P

      28I. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-Q

      28J. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-R

      28K. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-S

      28L. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-T

      28M. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-U

      28N. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1998-V

      28O. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-W

      28P. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-X

      28Q. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-Y